UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 22, 2025

AMERICAN FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-13653	31-1544320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 East Fourth Street, Cincinnati, OH	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (513) 579-2121

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AFG	New York Stock Exchange
5.875% Subordinated Debentures due March 30, 2059	AFGB	New York Stock Exchange
5.125% Subordinated Debentures due December 15, 2059	AFGC	New York Stock Exchange
5.625% Subordinated Debentures due June 1, 2060	AFGD	New York Stock Exchange
4.5% Subordinated Debentures due September 15, 2060	AFGE	New York Stock Exchange

Section 5	Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2025, the shareholders of American Financial Group, Inc. (the “Company”) approved the amendment to the Amended and Restated 2015 Stock Incentive Plan (“Amended Plan”) at the 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”).  Previously, on March 31, 2025, the Board of Directors (the “Board”) of the Company approved the Amended Plan, subject to shareholder approval.  The sole purpose of the amendment is to enable the Company’s non-employee Directors to receive the equity component of their annual compensation for Board service under the Amended Plan.

For additional detail concerning the terms and conditions of the Amended Plan, please refer to the discussion in the Company’s Proxy Statement for the 2025 Annual Meeting, as filed with the Securities and Exchange Commission on April 4, 2025 (the “2025 Proxy Statement”), under the section entitled, “Proposal No. 4 – Approval of Amendment to the Amended and Restated 2015 Stock Incentive Plan Solely to Add Non-Employee Directors as Participants”.

The foregoing description of the Amended Plan and the discussion of the terms and conditions of the Amended Plan contained in the 2025 Proxy Statement are both qualified in their entirety by reference to the full text of the Amended Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on May 22, 2025.  The voting results on the proposals considered at the annual meeting are set forth below:

1.	Elect 12 directors.

	For	Withheld	Broker Non-Votes
Carl H. Lindner III	73,064,976	1,222,598	2,931,408
S. Craig Lindner	73,049,529	1,238,045	2,931,408
John B. Berding	71,965,373	2,322,201	2,931,408
Gregory G. Joseph	69,706,786	4,580,788	2,931,408
S. Craig Lindner, Jr.	67,331,296	6,956,278	2,931,408
Mary Beth Martin	71,445,479	2,842,095	2,931,408
Amy Y. Murray	73,660,122	627,452	2,931,408
Roger K. Newport	73,930,808	356,766	2,931,408
Evans N. Nwankwo	71,677,707	2,609,867	2,931,408
David L. Thompson, Jr.	72,763,214	1,524,360	2,931,408
William W. Verity	64,783,845	9,503,729	2,931,408
John I. Von Lehman	67,999,265	6,288,309	2,931,408

2.	Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2025.

For	Against	Abstain
74,802,793	2,277,061	139,128

3.	Approve, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
68,693,090	5,485,631	108,853	2,931,408

4.	Approve the Amendment to the Amended and Restated 2015 Stock Incentive Plan solely to add non-employee Directors as participants.

For	Against	Abstain	Broker Non-Votes
72,116,440	2,093,497	77,637	2,931,408

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amended and Restated 2015 Stock Incentive Plan (as amended on March 31, 2025).

104	Cover page Interactive Date File (embedded within Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN FINANCIAL GROUP, INC.

Date: May 23, 2025	By:	/s/ Joseph C. Alter
Joseph C. Alter
Vice President, Deputy General Counsel
and Secretary

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